December 2, 2003

THE OSTERWEIS FUND
&
THE OSTERWEIS STRATEGIC INCOME FUND

Each a Series of Professionally Managed Portfolios

Supplement to Prospectus
Dated June 30, 2003

Please note that effective immediately, the initial investment minimums noted in the “Shareholder Information -- How to Buy Shares” section of the Prospectus has changed for all accounts as noted below. Please disregard the minimums noted on the account application for the Funds if different.

Change in Minimum Investment Requirement:

For each Fund, to open an account you must invest at least the minimum amount as indicated below.

Minimum Investments	To Open Your Account	To Add to Your Account

Regular Accounts	$5,000	$500*
Retirement and Tax-Deferred Accounts	$1,500	$500*

The minimum initial investment required to open a Fund account depends on the nature of the account. For regular accounts, each Fund requires an initial investment of $5,000. For retirement and tax-deferred accounts (IRAs, SEP-IRAs, 401(k) accounts, pension and profit sharing plans, UGMA/UTMA accounts, etc.), an initial investment of $1,500 is required. To add to existing accounts, each Fund requires a minimum investment of $500 for all accounts. Initial investments in a Fund may be made in any amount in excess of this amount.

* After you have opened a Fund account, you also may make automatic subsequent monthly investments with $250 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by a Fund.

Please retain this Supplement with your Prospectus.
The date of this Supplement is December 2, 2003